Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report included herein insofar as such report relates to the financial statements and schedules of Dover Downs Entertainment, Inc. for the year ended June 30, 1995.



                                                 /s/ Siegfried Schieffer & Seitz
                                                 -------------------------------
                                                 SIEGFRIED & SCHIEFFER, LLP
Dover, Delaware
May 18, 1998